Exhibit 10.20

BeiGene (Shanghai) Co., Ltd.
百济神州（上海）生物科技有限公司
Employment contract
劳动合同

Employee No. 工号：
Employee Name 姓名：    WANG LAI

EMPLOYMENT CONTRACT
劳 动 合 同

This Employment Contract (the “Contract”) is between:
本劳动合同（“合同”）在以下双方之间签订：

Party A: BeiGene (Shanghai) Co., Ltd. (the “Company”)
甲方: 百济神州（上海）生物科技有限公司（“公司”）
Legal Representative法定代表人: DR. WU. XIAOBIN
Registered Address注册地址: 中国（上海）自由贸易试验区蔡伦路780号4楼D座
Postal Code邮政编码: 200120

Party B: WANG LAI (the “Employee”)
乙方: WANG LAI （“员工”）
ID Card Number证件号：[ ]
Mailing Address通讯地址：[ ]
Contact Phone Number 电话号码：[ ]
Personal Email Address 个人电子邮件地址：[ ]

I.General Provision
总则

1.General Provision总则

Pursuant to the PRC Labor Law, the PRC Employment Contract Law and other relevant PRC laws and regulations, through mutual consultation and agreement on the basis of legality, fairness, equality, voluntariness, and good faith, the Company and Employee hereby enter into this Contract and abide by the terms hereof.
根据《中华人民共和国劳动法》、《中华人民共和国劳动合同法》和相关法律法规，公司和员工遵循合法、公平、平等自愿、诚实信用的原则，经协商达成一致，签订本合同，共同遵守本合同所列条款。

Appendix One, Confidentiality, Intellectual Property Right, Non-Solicitation, Non-Competition, and Appendix Two, Supplementary Agreement, are components of this Contract.
附件一保密、知识产权权益、禁止招揽、竞业限制，和附件二补充约定是本合同的组成部分。

II.Term of the Contract
合同期限

2.Term and Management during Probation Period 合同期限
This Contract is an open-ended employment contract, the term of which will start from January 1, 2022.
本合同为无固定期限劳动合同：合同期自2022年1月1日起。

III.Job Description and Workplace
工作内容和工作地点

3.Job Position, Duties and Workplace 工作内容和工作地点

Party B shall render services to the Company in the position of Global Head of R&D and perform job duties and responsibilities in accordance with Party A’s relevant requirement. If Party B has failed to meet requirements for job duties and responsibilities or failed to fulfill his/her assignment, he/she shall be treated to be incompetent for his/her job.
乙方的工作岗位为全球研发负责人，乙方应根据甲方的相关要求履行工作职责。乙方完不成本职工作任务的，视为乙方不能胜任本职工作。

Party B's workplace is in Shanghai and other places where Party A and its affiliates operate, manage and carry out business. According to the nature of Party B's work, Party A may arrange for Party B to rotate posts in various branches and business sites within the aforesaid regions, go on business trips, training or temporarily assignment, or work outside the aforesaid regions as required by the work.
乙方的工作地点为上海及甲方及其关联方经营管理、开展业务的其他地点。根据乙方的工作性质，甲方可以根据工作需要安排乙方在上述区域内的各分支机构、经营场所轮岗工作，或安排乙方在上述区域外出差、培训或临时性外派工作。

4.Adjustment of the Position, Duties and Workplace 工作岗位、职责和地点的调整

Party B agrees that Party A reserves the full discretion to adjust Party B’s position, duties and workplace, according to its business needs and Party B’s work performance. At Party A’s sole discretion, Party B may be dispatched to work at Party A’s branch offices. Party B’s labor remuneration shall be adjusted according to the new position.
乙方同意甲方有权根据经营管理的需要及乙方自身的工作表现依法调整乙方的工作岗位、职责及地点。根据甲方决定，乙方可以被外派至甲方的分支办事处工作。乙方的劳动报酬按新的岗位予以调整。

If Party B is not competent to perform his/her duties, Party A shall have the right to adjust Party B's position. Party B's labor remuneration shall be adjusted according to the new position, and Party A shall have the right to arrange Party B's on-duty or off-duty training, which shall be complied with by Party B.
在乙方不能胜任工作时，甲方有权调整乙方的工作岗位，乙方的劳动报酬按新的岗位予以调整，甲方也有权安排乙方进行在岗或离岗的培训，乙方应遵照执行。

If Party B has different opinions on the work arrangement and post adjustment of Party A, he/she shall submit these opinions to the Human Resources department in writing within three days. Party A will make decisions in accordance with the work needs and the actual situation of Party B. Before a new decision is made, Party B shall still comply with the work arrangement and post adjustment decision made by Party A. If Party B refuses to obey such decision, he/she may be subject to disciplinary action.
乙方对甲方的工作安排和岗位调整有不同意见的，应当在三日内以书面形式向人力资源部门提出，甲方将根据工作需要和乙方实际情况进行决定。在甲方作出新的决定前，乙方仍应服从甲方作出的工作安排和岗位调整决定；乙方拒绝服从的，甲方可按违纪处理。

5.Standard of Work Performance 绩效标准

Party A implements a work performance evaluation system. Party B’s standard of work performance shall be determined according to this system, Party B’s work duties and Party A’s requirements. Party B shall complete all work assigned by Party A and meet the stipulated working standard.
甲方实行绩效考核制度。乙方的绩效标准应按照甲方绩效考核制度及其工作职责和甲方要求确定。乙方应完成甲方指定的工作，达到规定的绩效标准。

6.No Conflict of Interest 禁止利益冲突
Party B shall always guarantee that he/she will fulfill the duties of delivery as required by Party A during his/her employment with Party A. Party B shall devote all of his/her time, energy and skills to the business of Party A during his/her working hours; carry out Party A’s instructions and orders; and not engage in other work and business. Party B shall work diligently and conscientiously for Party A only and must not, directly or indirectly, work for or serve in any third party or seek any business on his /her own.
乙方在受雇于甲方期间内应始终保证按照甲方的要求完成交付的职责。乙方应在工作时间内以其全部时间、精力和技能致力于甲方的业务，并应执行甲方的指示和命令而不得从事其它工作和业务。乙方应勤勉尽责地仅为甲方工作，不得直接或间接为第三方工作或在其中任职，或自谋任何营业。

Party B shall also avoid following conflicts between his/her self-interests and Party A's interests:
乙方还应避免以下个人利益与甲方利益之间发生冲突情形：

(1)Party B shall not become a controlling shareholder or interest owner of an enterprise (such as the client) having or likely to have business contact with Party A, and shall not act as the director or partner in the competitor of Party A.
乙方不得成为与甲方有或可能有业务往来的企业（如客户）的主要股东或拥有相应利益者；不得担任与甲方有竞争业务的企业的董事、合伙人。

(2)Party B shall not become Party A's competitor, directly or indirectly, by whatever means.
乙方不得以任何方式直接或间接地成为甲方竞争对手。

(3)Without Party A's prior consent, Party B shall not have business contact, directly or indirectly, with Party A’s clients by whatever means.
未经甲方同意，乙方不得以任何方式与甲方顾客的业务发生直接或间接的牵连。

(4)Without Party A's approval, Party B shall not support or promote products and/or services of Party A's competitor by whatever means.
未经甲方批准，乙方不得以任何方式支持或推销竞争对手的产品或服务。

(5)If Party B or Party B’s relatives, friends and the institutions they serve have or attempt to do business with Party A, Party B shall notify Party A in advance of the special status of Party A’s business contact. Without the consent of Party A, Party B shall not do business with the Company, nor shall Party B do business pertaining to the Company’s business with his/her relatives, friends or the institutions they serve. Meanwhile, Party B shall take the initiative to avoid participating in the decision of whether the Company shall do business with Party B’s relatives, friends and the institutions they serve.
乙方或乙方亲友及其所服务的机构与甲方发生或试图发生业务往来的，乙方应事先告知甲方关于业务往来方的特殊身份。未经甲方同意，乙方不得与公司发生业务往来，乙方亦不得就公司业务与其亲友及其所服务机构发生业务往来。同时，乙方应主动回避参与决定公司是否与其亲友及其所服务的机构进行业务往来事宜。

During the contract term, if Party B has conflict of interest with Part A as stated above, he/she shall be regarded to have severely violated Party A's rules and regulations, in which case, Party A is entitled to terminate the Employment Contract with Party B.
乙方与甲方劳动关系存续期间，与甲方有前款规定的利益冲突的，则视为乙方严重违反了甲方的规章制度，甲方有权解除与乙方的劳动合同。

IV.Working Hours, Rest and Vacations
工作时间和休息休假

7.Working Hours 工作时间

Party B's position shall implement the following working hour system (2).
乙方所在岗位执行下述工时制度（ 2 ）。

(1) Standard working hours system: Party B works no more than 8 hours a day and no more than 40 hours a week; the specific working hours shall be determined and adjusted by Party A; time spent on meal, break and traveling is not be included in the working hours.
标准工时工作制：员工每日工作时间不超过八小时，每周工作时间不超过四十小时；具体工作时间由甲方确定和调整；就餐、休息和交通在途时间不计算为工作时间。

(2) Flexible working hours system: Party B shall abide by the attendance policy formulated by Party A and comply with the work arrangement and evaluation management of Party A. If Party B needs to adjust the attendance time for business purpose, he/she shall inform his/her supervisor and ensure an unobstructed communication. If Party B could not be reached and fails to provide evidence afterwards to substantiate that he/she was at and there was a reasonable cause for the of communication, he/she may be subject to disciplinary action. As regards to any meeting, activity, training or other work instructions with clear time requirements arranged by Party A, Party B must attend or complete on time, otherwise it will be recorded as absenteeism.
不定时工作制：乙方应遵守甲方制定的出勤制度，服从甲方的工作安排和考核管理；乙方因工作原因需要调整出勤时间的，应告知上级主管并保持个人通讯联系畅通，对乙方无法联系而事后又不能提供证据证明处于工作状态和通讯联系中断合理原因的，甲方可予以违纪处理；对于甲方安排的会议、活动、培训及其他有明确时间要求的工作指令，乙方必须准时参加或完成，否则按旷工处理。

Party A may determine and adjust Party B's daily working hours in accordance with laws and business needs.
甲方可根据法律规定和经营需要确定和调整乙方日常工作时间。

8.Work Overtime加班

Party A doesn't encourage its employees to work overtime. Party B shall improve his/her working method and improve efficiency to finish tasks within the statutory working hours. If Party A has, due to business needs and in accordance with legal provisions, requested Party B to work overtime, Party B shall accept and the arrangement. If Party B has applied for working overtime, such application shall be approved by Party A according to Party A’s relevant regulations, otherwise Party B's action shall not be regarded to have worked overtime.
甲方不提倡员工加班，乙方应当改进工作方法，提高工作效率，在法定的工作时间内完成工作任务。但若因经营需要，在法律规定范围内，甲方要求乙方加班的，乙方须同意接受并服从甲方的工作安排。若乙方申请加班的，须按甲方相关制度的规定经甲方批准，未经甲方安排或批准的，不视作加班。

Hours and salary for overtime work shall exercise Party A's systems. If Party B has initiatively asked for alternative time off for accrued overtime or practically accepted the alternative time off for his/her overtime work, it shall be deemed that Party B has waived his/her claim for overtime pay.
加班时间控制和工资结算按甲方制度执行。但若乙方加班后，主动要求调休或实际接受了调休的，则视为乙方放弃了主张支付加班费的权利。

The overtime work system stipulated in this article shall only apply to employees who implement the standard working hours system or the comprehensive working hours system. Attendance for employees with flexible working hours system shall be implemented according to the Company’s regulations and superiors’ requirements. Unless otherwise stipulated by law, employees under flexible working hours system generally may not enjoy overtime treatment.
本条款规定的加班制度只适用于执行标准工时制或者综合工时制的员工。不定时工时制出勤根据公司制度和上级要求执行，除法律另有规定外，一般不享受加班待遇。

9.Vacations 休假

Party B shall be able to enjoy the Chinese public holidays, paid annual leave, marriage leave, maternity leave, and other leave periods applicable to him/her in accordance with PRC laws. Party B shall take leave based around the business needs of Party A and follow relevant approval procedures for taking any leave so as to ensure that the business of the Company will not be adversely affected due to the absence of Party B. Party A shall also have the right to arrange and adjust Party B’s leave according to the business needs.
乙方将依法享受国家法定节假日、法定带薪年休假、婚假、产假及其他适用于其本人的休息休假。乙方应根据甲方的业务需要，按照相关休假审批程序安排各种休假，以保证公司的业务不会因其休假受到不利影响。甲方亦有权根据工作需要安排和调整乙方休假。

V.Remuneration
劳动报酬

10.Salaries工资

The monthly salary standard of the Employee shall be implemented in accordance with offer letter and salary agreement signed by both Parties. The monthly gross salary of the Employee is RMB 282,918.17. The aforesaid labor remuneration has already included various subsidies and allowances stipulated by the state.
员工每月工资的工资标准按聘用意向书和双方签署的薪酬约定文件执行。税前月基本工资为人民币282,918.17元。前述劳动报酬中已经包含国家规定的各项津贴补贴。

If Party B may enjoy overtime pay, the monthly salary standard agreed herein shall be used as the calculation base of overtime pay
乙方如有加班工资的，以本合同约定的月工资标准作为加班工资计算基数。

11.Salary Adjustment工资调整

Party A normally reviews the salaries of employees yearly. Adjustments are made at the sole discretion of Party A or through collective negotiation on the basis of individual work performance, the Company’s operating conditions, the inflation rate, and market salary survey data provided by authoritative institutions, but this does not imply that salary increases will be rewarded.
甲方每年将审核员工的工资水平。根据乙方的工作表现、公司的经营状况、通货膨胀率及由权威机构发布的市场薪酬调查数据，甲方有权单方或通过集体协商的方式调整乙方的工资，但这并不代表甲方一定会加薪。

12.Payment of Salaries 工资支付

Party A shall pay the Employee’s salary in arrears, which will be paid via bank transfer on the 30th day of each month. If the salary payment date falls on a rest day or a public holiday, the salary shall be paid on the working day immediately prior to it. If the bank fails to transfer the salary on time due to the bank’s cause, which has delayed Party B’s salary to his/her account, it shall not be regarded that Party A has delayed the payment. The salary will be pro-rated on a daily basis in accordance with the relevant PRC laws and regulation for any periods of less than one full calendar month during the term of this Contract.
甲方将于每月三十日通过银行转账的方式向员工支付当月的工资。如工资支付日是法定休息日或节假日的，则工资应提前在最近的工作日支付。若因转账银行自身原因，导致乙方的工资迟延到达乙方个人账户的，乙方不视为甲方拖欠工资。如乙方于本合同履行期间某月实际工作天数少于整个日历月的，工资将依法按比例以日计发。

Party A will deduct the individual income tax, social security and housing fund contributions, and any other payments that Party B is liable for under applicable law when paying the monthly salary.
甲方在向乙方支付每月工资时，将从乙方工资中扣除个人所得税、社会保险、住房公积金及任何其他依法应由乙方个人自行承担的费用。
Party B’s first and last month’s salary shall be paid according to the salary payment regulations of the Company.
乙方入职及离职月份的工资，根据甲方工资支付制度处理。

13.Bonus 奖金

In addition to the above salary, Party A has the total discretion to decide on the bonus payment (if any). The bonus is not part of remuneration to Party B as stated in the contract. It is completely subject to the Company’s discretion to decide the eligibility, amount and payment method of the said discretionary bonus. The bonus is not only award for Party B's achievements, but also a reward for Party B's continuous employment with Party A. As a condition precedent, Party B shall remain Party A’s regular employee (i.e. without receiving termination notice or sending resignation notice) on the date of bonus disbursement. To avoid any doubt, Party A has no legal obligation to provide the bonus.
除上述工资外，甲方有权自主决定是否给乙方发放奖金，该奖金不构成本合同约定甲方必须支付乙方的劳动报酬。该奖金是否支付以及支付方式、支付数额将完全由甲方决定。基于该奖金不仅是甲方对乙方做出业绩的回报，更是对乙方能够与甲方保持劳动关系的奖励，在奖金实际支付当日，乙方与甲方之间的劳动关系必须存续，且双方均未于该日或之前向对方发出解除或终止劳动关系的通知，否则乙方无权获得奖金。但无论如何，向乙方发放奖金并非甲方的义务。

14.Individual Income Tax个人所得税

Party B’s compensation stipulated in this Contract is accounted on a gross basis and is paid in Renminbi. It is Party B's obligation to pay individual income tax according to PRC laws. Party A will withhold the income tax from each payment accordingly.
本合同规定的乙方工资为扣税前数额，以人民币支付。乙方有义务根据中国法律缴纳个人所得税。甲方将依法从支付给乙方的每笔款项中，扣除乙方应当缴纳的个人所得税。

15.Salary Information 工资信息

Party B’s salary information is confidential. Party B shall not discuss with or disclose such information to any third party (including other colleagues of Party A), except to his/her immediate supervisor or head of the Human Resource department. Party B may seek advice from the Human Resources department regarding any questions about his/her remuneration.
乙方的工资信息为保密信息，乙方不得与任何第三方（包括甲方的其他员工）讨论或向其披露该等事项，但与直接上级或人力资源部门主管讨论除外。乙方如对其劳动报酬有疑问，可以直接向人力资源部门提出。

VI.Benefits
福利

16. Statutory Social Insurance and Housing Fund 法定社会保险及住房公积金

The social insurance and other statutory benefits of Party B will be executed in accordance with laws and regulations of the state or domicile and internal company rules and policies of the Company. Party A shall go through relevant procedures and shall withhold and deduct the contributions that Party B is liable for per the PRC laws. Where Party B, for personal reasons, fails to transfer his/her social relationship such as social insurance to Party A within the time limit required by Party A, thereby causing Party A to fail to make its contributions on time and suffer further losses (such as overdue fine or penalty) in addition to repayment of the contributions, it shall be deemed that Party B has caused loss to Party A and shall remedy such loss.
社会保险及其他法定福利将按照国家或公司注册地法律法规及公司规章制度执行。甲方为乙方办理有关手续，并依法代扣代缴乙方依法应自行承担的费用。因乙方个人原因未能按照甲方要求的时间将社会保险等关系转入甲方，致使甲方未能按时为其缴纳费用，且因此导致甲方受到其他损失（如滞纳金、罚款等）的，视为乙方给甲方造成了损失，乙方应予以赔偿。

Upon the end or termination of this Contract, the formalities shall be dealt with in accordance with the relevant PRC laws and regulations.
当双方终止或解除本合同后，有关手续按照国家有关规定执行。

17.Work-related Injury Insurance工伤保险

Party A provides work-related injury insurance for Party B. If Party B suffers from work-related illnesses or injuries, he/she will be entitled to the benefits as stipulated by PRC laws.
甲方向乙方提供中国法律规定的工伤保险。乙方患职业病或因工负伤的，其待遇按照国家有关规定执行。

VII.Labor Protection and Working Conditions
劳动保护和劳动条件

18.Labor Protection and Working Conditions劳动保护和劳动条件

Party A shall provide Party B with appropriate working conditions, facilities/equipment, and labor protection in accordance with PRC laws, as well as the management needs of Party A.
甲方将根据中国法律和甲方经营管理的需要为乙方提供适当的劳动条件、劳动设施/设备及劳动防护用品。

VIII. Internal Company Policies
内部规章制度

19.Formulation of the Internal Company Rules and Policies 规章制度的制定

Party A is entitled to periodically formulate or revise its internal company rules and policies, such as Employee Handbook, other specific regulations (if so), etc. Party A will notify or publicize Party B any internal rules and policies so formulated or revised. Publicity methods include but are not limited to the publication in the intranet or on the office network platform, written printing and distribution, bulletin board publicity, conference training publicity, e-mail or written notice, employee representatives’ countersignature and other forms. Party B has the obligation to take the initiative to understand and strictly comply with and execute these internal company policies.
甲方有权根据经营管理需要，定期依照法律法规制定或修订其内部规章制度，如员工手册、其他单行规定（如有）等。甲方将制定或修订后的规章制度告知乙方或进行公示，公示方式包括但不限于在公司局域网或办公网络平台公布、书面印刷发放、公告栏公示、会议培训宣传、电子邮件或书面通知、员工代表会签等形式，乙方有义务主动了解并应严格遵守执行。

Party B confirms that he/she has been aware of the Employee Handbook and other rules and regulations of the Company at the time of signing this Contract and undertakes to strictly comply with them.
乙方确认在签署本合同同时已经知晓《员工手册》等所有公司的规章制度并承诺将严格遵照执行。

20.Disciplinary Actions towards Violation of Internal Company Rules and Policies 违反规章制度的处分
If Party B breaches the internal company rules and policies, Party A may take disciplinary actions and penalties against him/her up until the termination of this Contract according to provisions of this Contract, relevant internal rules and policies and relevant PRC laws. If Party B causes economic losses to Party A due to his/her fault, Party B shall compensate Party A. Party A may also deduct the compensation from Party B’s deserved labor remuneration or other expenses.
乙方违反公司规章制度的，甲方有权根据本劳动合同、相关内部规章制度及中国法律对其进行纪律处分和经济处罚，直至解除劳动合同。乙方因过错给甲方造成经济损失的，乙方应予以赔偿，甲方也可以从乙方应得劳动报酬或其它费用中扣除赔偿费用。

IX.Confidentiality, Intellectual Property Right, Non-Solicitation & Non-Competition
保密、知识产权权益、禁止招揽、竞业禁止

21.Confidential Obligation, Intellectual Property Right, Non-Solicitation & Non-Competition保密义务、知识产权权益、禁止招揽、竞业禁止

Confidential obligation, Intellectual Property Right, Non-Solicitation and Non-Competition are included as Appendix One of this Contract. This Appendix One shall be effective during the employment relationship between Party A and Party B, and the dismissal and termination of the Employment contract (for whatever reason) shall not affect the validity of such document, unless otherwise agreed by the Parties. The Employee hereby agrees to abide by all obligations stipulated in the Appendix One. Any violation of the Appendix One will result in disciplinary actions and economic punishments against him/her up until the termination of this Contract. Party B shall compensate Party A if he/she causes economic losses to Party A due to his/her fault. Party A may also deduct the compensation from Party B’s deserved labor remuneration or other expense.

保密、知识产权权益、禁止招揽和竞业禁止作为本合同附件一，在甲乙双方劳动关系存续期间始终有效，且劳动合同的解除与终止（不论何种原因）不会导致该文件的失效，除双方另行约定外。乙方同意遵守该文件规定的各项义务。乙方违反该文件约定将受到甲方的纪律处分和经济处罚，直至解除劳动合同。乙方因过错给甲方造成经济损失的，乙方应予以赔偿，甲方也可以从乙方应得劳动报酬或其它费用中扣除赔偿费用。

X.Amendment, Termination, End, and Renewal of the Contract
合同的变更、解除、终止和续订

22.Amendment of the Contract 合同的变更

Party B understands and expressly agrees that the Company may, subject to the operation or business demands, and the professional, technical or physical conditions and performance of Party B, temporarily or permanently transfer Party B to another position with reasonable cause.
乙方知悉并明确承诺同意，公司可以根据业务或经营需要以及乙方的专业、技术能力或身体条件和工作表现，合理地将乙方临时性或永久性地调整到另一工作岗位。

23.Termination Based on Mutual Agreement 协商解除

This Contract may be terminated if the Parties mutually agree to the termination.
经双方协商一致，可以解除本合同。

24.Unilateral Termination by Party A With Immediate Effect 甲方单方立即解除

Party A may immediately terminate this Contract without making any severance pay to Party B by giving notice of termination at any time under any of the following circumstances:
乙方有下列情形之一的，甲方有权随时通知乙方解除本合同，而无需支付经济补偿：

(1)Where the Company proves that Party B has failed to meet the recruitment requirements during the probation period;
在试用期间被证明不符合录用条件的；

(2)Where Party B has seriously violated the internal rules and policies of the Company;
严重违反公司规章制度的；

(3)Where Party B has committed a serious dereliction of duty or engaged in corrupt practices, causing substantial damage to the interests of the Company;
严重失职，营私舞弊，对公司利益造成重大损害的；

(4)Where Party B is subject to criminal liabilities or labor education and rehabilitation;
被依法追究刑事责任或劳动教养的；

(5)Where Party B has established an additional employment relationship with another business that materially affects the employee’s performance of tasks assigned by the Company, or refuses to rectify the situation after the same is brought to his/her attention by the Company;
乙方同时与其他用人单位建立劳动关系，对完成公司的工作任务造成严重影响，或者经公司提出拒不改正的；

(6)Where Party B uses such means as deception, coercion or exploitation of the Company’s difficult situation to cause the Company to sign this Contract, or to make an amendment thereto, that is contrary to the Company's true intent; or
乙方以欺诈、胁迫的手段或乘人之危，致使公司在违背真实意思的情况下订立或者变更本合同的；或

(7)Other circumstance occurs as provided by the PRC laws and regulations.
法律法规规定的其他情形。

25.Unilateral Termination by Party A With Prior Notice 甲方单方提前通知解除

Under any of the following circumstances, Party A may unilaterally terminate this Contract:
乙方有以下情形之一的，甲方可单方解除本合同：

(1)Where Party B suffers from an illness or a non-work-related injury and is unable to take up the original work or any other work assigned by Party A to him/her upon the conclusion of his/her medical treatment leave;

乙方患病或非因工负伤，在规定的医疗期满后，不能从事原工作，也不能从事由甲方另行安排的工作的；

(2)Where Party B is unable to competently perform the work responsibilities and remains incompetent after undergoing a training or being assigned to another position;
乙方不能胜任工作，经过培训或调整工作岗位，仍不能胜任工作的；

(3)Where a material change to the objective circumstances under which this Contract was executed has occurred and rendered this Contract unenforceable, and the Parties have failed to reach an agreement on an amendment to this Contract after consultation; or
合同订立时所依据的客观情况发生重大变化，致使本合同无法履行，经甲方与乙方协商，未能就变更本合同内容达成一致的；或

(4)Other circumstance occurs as provided by the PRC laws and regulations.
法律法规规定的其它情形。

However, for termination under any of the above circumstances, Party A will provide thirty (30) days prior written notice or Party B’s last month salary in lieu of notice to Party B.
但是，甲方因上述原因解除本合同的，应当提前三十（30）日书面通知乙方或按照乙方上一个月的工资标准向乙方支付代通知金。

26.Downsizing经济性裁员

If any of the following circumstances makes it necessary to reduce the workforce by 20 persons or more or by a number of persons that is less than 20 but accounts for 10 percent or more of the total number of Party A’s employees, Party A may reduce the workforce after it has explained the circumstances to its trade union or to all of its employees 30 days in advance, has considered the opinions of the trade union or the employees and has subsequently reported the workforce reduction plan to the labour administrative authorities:
有下列情形之一，需要裁减人员20人以上或者裁减不足20人但占甲方员工总数10%以上的，甲方提前30日向工会或者全体职工说明情况，听取工会或者职工的意见后，裁减人员方案经向劳动行政部门报告，可以裁减员工：

(1)Party A is restructuring pursuant to the Enterprise Bankruptcy Law;
甲方依照企业破产法规定进行重整的；

(2)Party A experiences serious difficulties in production and/or business operations;
甲方生产经营发生严重困难的；

(3)Party A switches production, introduces a major technological innovation or revises its business method, and, after amending of employment contracts, still needs to reduce its workforce; or
甲方转产、重大技术革新或者经营方式调整，经变更劳动合同后，仍需裁减人员的；或

(4)There are other major changes in the objective economic circumstances relied upon at the time of conclusion of this Contract, rendering it impossible to perform.
其它因劳动合同订立时所依据的客观经济情况发生重大变化，致使劳动合同无法履行的。

27.Restrictions on the Unilateral Termination by Party A 甲方单方解除的限制情形

Under any of the following circumstances, Party A may not terminate this Contract pursuant to Article 25:
乙方有下列情形之一的，甲方不能依据本合同第二十五条解除本合同：

(1)Where Party B is engaged in operations exposing him to occupational disease hazards and has not undergone a pre-departure occupational health check-up, or is suspected of having contracted an occupational disease and is being diagnosed or under medical observation;
从事接触职业病危害作业，未进行离岗前职业健康检查，或者疑似职业病病人在诊断或者医学观察期间的；

(2)Where Party B has been confirmed by a work capability assessment committee to have lost or partially lost the ability to work due to an occupational disease or a work-related injury sustained with the Company; 在公司患职业病或因工负伤，并经劳动能力鉴定委员会的鉴定，确认丧失或者部分丧失劳动能力的；

(3)Where Party B has contracted an illness or sustained a non-work-related injury and the statutory period of medical care has not expired;
患病或非因工负伤，在规定的医疗期内的；

(4)Where Party B is a female employee and is in her pregnancy, confinement, or nursing period;
女职工在孕期、产期、哺乳期的；

(5)Where Party B has been working for Party A continuously for 15 years and is less than 5 years away from his/her statutory retirement age; or
在甲方连续工作满十五年，且距法定退休年龄不足五年的；或

(6)Other circumstances as stipulated by the laws or administrative statutes.
法律、行政法规规定的其他情形。

28.Resignation of Party B 乙方辞职

Party B may unilaterally terminate this Contract by giving three days prior written notice to Party A during the probation period.
乙方在试用期内应提前三日书面通知公司方可单方解除本合同。

After the probation period, if Party B wishes to resign, he/she shall give 30 days prior written notice.
试用期后，乙方辞职应履行提前三十日书面通知的法定义务。

During the period between the submission of the written resignation notice and the termination of this Contract, the Employee shall continue to work as usual and begin to conduct handover matters, unless the Company requests otherwise.
自书面解除通知提交之日起至本合同解除之日止，除非公司另有规定，员工应照常工作，并配合完成交接工作。

29.End of the Contract合同的终止

This Contract shall be ended if:
有下列情形之一的，本合同终止：

(1)The Contract term expires;
本合同期满的；

(2)Party B has reached his/her statutory retirement age or been qualified for endowment insurances;
乙方达到其法定退休年龄的或依法享受养老保险待遇的；

(3)Party B dies or is declared dead or missing by a People's Court;
乙方死亡，或者被人民法院宣告死亡或者宣告失踪的；

(4)Party A is declared bankrupt;
甲方被依法宣告破产的；

(5)Party A has its business license revoked, is ordered to close, is closed down, or Party A decides on early dissolution;
甲方被吊销营业执照、责令关闭、撤销或者甲方决定提前解散的；

(6)Party A decides on early liquidation; or
甲方决定提前清算的；或

(7)Other circumstance specified by laws or administrative statutes occur.
法律、行政法规规定的其他情形。

30.Handover工作交接

Party B shall carry out the following handover procedures upon the termination or ending of this Contract at the request of Party A, or else Party A will be entitled to seek compensation from Party B for any economic losses:
本合同解除或终止的，乙方应按照甲方的要求办理下列工作交接手续，否则甲方有权要求乙方赔偿甲方所受到的经济损失：

(1)Party B shall describe the work content, ongoing work/project development, and customer relationship to the person designated by Party A;
向甲方指定的人员陈述工作内容、正在处理工作/项目的进展、客户关系；

(2)Party B shall return to the person designated by Party A all documents, materials, archives, passwords to information systems, keys, entrance certificates, computer software and equipment, credit cards, mobile phones, or any other property that is in the possession, control, or custody of Party B and belongs to Party A or relates to the business or affairs of Party A;
向甲方指定的人员交还文件、资料、档案、信息系统权限、钥匙、出入证、计算机软件及设备、信用卡、移动电话或任何由其持有、控制或保管的甲方所有的或与甲方业务或事务相关联的财产等；

(3)Party B shall make all financial settlements with the person appointed by Party A, including but not limited to, repayment of any cash advance, getting outstanding expenses reimbursed, compensating for any economic losses caused by Party B, or compensating for the liquidated damages Party B is liable for under a training agreement due to termination; and
与甲方指定的人员办理离职结算，包括但不限于向甲方清偿借支资金、办理未报销款项的报销、赔偿因乙方个人原因给甲方造成的经济损失、赔偿因甲方离职而根据培训协议应承担的违约金等；及

(4)Party B shall make a detailed statement in writing, where requested by Party A, about the above handover procedures.
如甲方要求，乙方应对前述交接工作做出详细的书面材料说明。

If Party B fails to return any documents (including photocopies and electronic files) or properties belonging to Party A, or fails to compensate Party A for the losses caused by Party B, then Party A has the right to deduct the amount payable to Party B (including but not limited to salaries and financial compensation) accordingly, and shall have the right to take other appropriate measures to safeguard its legitimate rights and interests.
如乙方未返还任何属于甲方的文件（包括复印件和电子文件）或财物，或有给甲方造成的损失未予以赔偿的，甲方有权从应付给乙方的款项中（包括但不限于工资和经济补偿金）予以相应扣除，并有权采取其他适当措施以维护其合法权益。

31.Transfer of Social Insurance and Archives社会保险及档案转移

Party A will issue the termination or end certification to Party B as requested by Party B upon the termination or ending of this Contract and will transfer his/her personnel archives and social insurance records. Party B shall actively assist Party A with the foregoing procedures, for instance, telling Party A where his/her personal achieves will be kept. If the transfer of the personnel archives and social insurance fails due to Party B’s personal reasons, he/she shall be liable for any relevant consequences and responsibilities.
本合同解除或终止的，如乙方要求，甲方将为乙方开具解除或终止本合同的证明，并为乙方办理人事档案、社会保险关系转移手续。乙方应积极配合甲方办理前述手续，如应当告知甲方其档案的转入地方。因乙方原因导致未能转移人事档案、社会保险关系的，相关后果及责任由乙方自行承担。

XI.Severance Pay and Compensation
经济补偿与赔偿

32.Severance Pay经济补偿

If Party A is required to pay a severance payment to Party B upon the termination or expiration of this Contract, such payment shall be managed in accordance with the relevant laws and regulations.
本合同解除或终止，甲方依法需向乙方支付经济补偿金的，按照相关法律规定执行。

33.Compensation Responsibility of Party B’s Breach of this Contract
乙方违约的赔偿责任

If Party B breaches the provisions of this Contract, the rules and policies of the Company, or the PRC laws and regulations and thereby has caused economic losses to Party A, he/she shall compensate Party A for such losses.
乙方违反本合同约定、公司规章制度或国家及工作地规定，对甲方造成经济损失的，应依法向甲方承担赔偿责任。

XII.Post-Termination Obligations
解除或终止后义务

34.解除或终止后的活动Activity after dismissal or termination

Unless otherwise required by Party A, Party B shall immediately cease all activities in the name of Party A upon the dismissal or termination of this Contract.
除非甲方另有要求，当本合同解除或终止时，乙方必须立即停止以甲方名义从事一切活动。

35.Post-termination Confidentiality Obligations解除或终止后的保密义务

After the termination or ending of this Contract, Party B shall still be subject to the confidentiality obligations and obligations related to intellectual property rights.
在本合同解除或终止后，乙方仍应遵守保密义务及有关知识产权的义务。

36.No Solicitation禁止招揽

After the termination or ending of this Contract, Party B shall continue to be bound by the non-solicitation obligations set forth in the Appendix One.
在本合同解除或终止后，乙方仍应遵守附件一关于不招揽的约定。

37.No Competition 竞业限制

In terms of the non-competition provision in Appendix One, unless Party A notifies that such provision shall not be executed, Party B shall continue to be bound by the non-competition obligations after the dismissal or termination of this Contract.
对于附件一竞业限制的约定，除非甲方通知不执行该约定，则在本合同解除或终止后，乙方仍应遵守竞业限制的约定。

XIII.Labor Dispute劳动争议

38.Labor Dispute Settlement争议解决

Any disputes between both Parties arising from this Contract shall be handled in accordance with the following labor dispute handling procedures:
本合同项下产生的乙方与甲方之间的任何争议，应按如下争议处理程序处理：

Both Parties will try to settle the dispute through friendly consultation. If the parties are unwilling or fail to settle the dispute, either party may apply to the labor dispute conciliation committee for conciliation. Either or both parties may also directly apply to the labor dispute arbitration committee for arbitration.
甲方和乙方双方将尽力通过友好协商解决争议。若任何一方不愿或未能解决争议的，双方均可向劳动争议调解委员会申请调解。一方或双方也可以直接向劳动争议仲裁委员会申请仲裁。

If either Party disagrees with the arbitration ruling and the ruling is not a final ruling under the laws or is revoked according to the laws by a People’s Court with competent jurisdiction, the party may file a proceeding in the People’s Court where Party A is located within fifteen days of receiving the notice of the arbitration ruling or the court decision revoking the arbitration ruling, as applicable.
若任何一方对仲裁裁决不服且该仲裁裁决非终局裁决或该裁决被有管辖权的人民法院依法撤销的，则可以自收到仲裁裁决书之日起或法院做出撤销决定之日起十五日内，向甲方所在地的人民法院提起诉讼。

XIV. Miscellaneous
其他

39.Governing Law 适用法律

The validity, conclusion and performance of this Contract shall be governed by the PRC laws and regulations.
本合同的效力、订立、履行均适用中国相关法律法规的规定。

40.Supplementary Agreement 补充协议

If there is any issue not covered in this Contract, the Parties may agree on and conclude it in supplementary agreements.
本合同的未尽事宜，可由双方协商签订补充协议。

Supplementary agreements shall be the component of this Contract.
本合同的补充协议是本合同的组成部分。

41.Severability部分条款的效力

If any article of this Contract is regarded as illegal, invalid or unenforceable, the validity, effectiveness, and enforceability of other articles shall not be affected.
本合同任何条款被认定违法、无效或不可执行的，不影响本合同其他条款的合法性、效力和可执行性。

42.Waiver of the Rights权利的放弃

A delay or failure to exercise a right under this Contract by either Party will not constitute a waiver of that right.
任一方未行使或未能及时行使其在本合同项下的相关权利的，并不表示该一方已经放弃该项权利。

43.Timely Notification of Information Change信息变更的及时通知

Party B’s address listed at the top of this Contract shall be treated as the mailing address of Party B.
本合同首部列明的乙方住址为乙方的通讯地址。

Party B confirms that the mailing address listed at the top is valid and the mail sent by Party A to this address may be safely and completely received and opened and read personally by Party B. Any notice or correspondence sent at the above address shall be deemed to have performed Party A’s written notice obligation. Party B acknowledges and agrees that any document sent (registered post or EMS) pursuant to this address with the relevant postal receipt shall be regarded as delivered. Party B shall bear the adverse consequences if he/she refuses to accept the mail or the mail cannot be delivered due to other reasons.
乙方确认首部列明的地址为有效的通讯联系地址，甲方向该地址寄送的邮件可以被乙方安全、完整的接收并亲自拆封、阅读，任何通知或通讯联系，只要按上述地址发送，即应视作甲方已履行书面通知义务；乙方确认并同意任何依该地址寄送（挂号邮寄或邮政快递）的文件，凭有关邮寄凭证即视为送达，乙方拒收邮件或因其它原因导致邮件不能送达的，由乙方承担不利后果。

Party B shall notify Party A in writing within 5 working days of any change to personal information such as his/her ID/passport number, residing address, post address, household registration location, spousal status, or child status. Otherwise, any communication sent to the post address most recently provided to Party A by Party B shall be deemed properly delivered to Party B.
乙方的个人信息，如身份证/护照号码、住址、通讯地址、户籍所在地、婚姻家庭状况等发生变更的，应当在变更之日起五个工作日内书面通知甲方。乙方未按照本条规定通知甲方的，甲方按照乙方最近一次提供的通讯地址向乙方发送各类文件均构成有效送达。

44.Execution of the Contract合同的签署

This Contract shall take effect when Party B signs the Contract and Party A places its seal on the Contract.
本合同经乙方签署并加盖甲方公章后生效。

45.Language of the Contract合同的语言

This Contract shall be written in both Chinese and English. Both language versions shall be equally authentic. In the event of any inconsistency between the two versions, the Chinese version shall prevail.
本合同以中英文书写，两种文本具有同等效力。如中英文本之间存在差异，应以中文文本为准。

46.Copies 合同的份数

This Contract is executed in two originals and each party will have one original.
本合同一式两份。甲方与乙方各持一份。

Party B confirms that he/she has read this Contract, and accepts and agrees to the each provision of this Contract (including all Appendixes). Before signing this Contract, Party A has fully informed Party B of its basic information, including but not limited to the work content, working hours, working conditions, working place, occupational hazards, production safety, labor remuneration, etc. Party B has fully inquired Party A about the unknown matters and other information he/she needs to know, and Party A has informed Party B of all relevant issues. Party B consciously and voluntarily establishes the labor relationship with Party A and signs this Contract completely based on his/her real willingness, and there is no reason other than Party B that forces him/her into signing this Contract. Party B confirms that all the information and documents provided to Party A by himself/herself during the establishment of labor relationship with Party A shall be authentic, complete and accurate.
乙方确认，已阅读本合同，并同意接受本合同的所有条款（包括所有附件）。在签订本合同前,甲方已经向乙方充分详尽告知了甲方基本情况，包括但不限于工作内容、工作时间、工作条件、工作地点、职业危害、安全生产状况、劳动报酬等，乙方就不明事宜以及需要了解的其他情况已经向甲方充分地询问，甲方已将相关问题全部告知乙方；乙方完全基于本人的真实意愿从而自觉自愿的与甲方建立劳动关系并签署本合同，不存在任何乙方以外的原因迫使乙方签署本合同。 乙方确认其在劳动关系建立过程中提供给甲方的所有信息和文件都是真实、完整和准确的。

Party B confirms that he/she has no labor relationship with any other entity, nor does he/she engage in any behavior or matter that has any conflict of interest with Party A in any form. The establishment of labor relationship between Party A and Party B shall not violate any contractual or legal obligations assumed by Party B (such as the non-competition obligation to Party B's former employer), and Party B shall have the ability and authority to sign employment contracts with Party A. Party B confirms that he/she has not entered into any agreement, contract or appointment restricting his/her business activities as an employee of Party A. Party B confirms and guarantees that he/she shall not disclose, use or induce Party A to use any proprietary information or trade secrets belonging to others. Party B confirms and guarantees that he/she has returned all proprietary and confidential information to the owner thereof.
乙方确认，乙方与任何其他实体不存在劳动关系，也没有以任何形式从事与甲方有利益冲突的行为或事项，乙方与甲方建立劳动关系不违反乙方承担的任何合同义务或法定义务（比如对乙方前任雇主的竞业限制义务），并且乙方拥有与甲方签订劳动合同的能力与权限。乙方确认乙方未曾签定任何限制其作为甲方员工开展业务活动的任何协议、合同或约定。乙方确认并保证乙方不会向甲方披露，使用或诱使甲方使用任何属于他人的专有信息或商业秘密。乙方确认并保证乙方已经将所有的专有保密信息返还给了该信息所有者。

Party B confirms and guarantees that he/she has the work permit and residence permit that meet the requirements of the state and local governments.
乙方确认并保证其具有符合国家和地方政府要求的工作许可和居留证件。

Party A Company Chop 甲方盖章		Party B Signature乙方签字
/s/ BeiGene (Shanghai) Co., Ltd. 百济神州（上海）生物科技有限公司		/s/ WANG LAI
Date日期:	2021.12.30	Date日期:	2021.12.30

APPENDIX ONE:
附件一

CONFIDENTIALITY, INTELLECTUAL PROPERTY RIGHT, NON-SOLICITATION, NON-COMPETITION
保密、知识产权权益、禁止招揽、竞业限制

I. Confidentiality
保密

The position of Party B is Global Head of R&D, and such position is of the nature of core business and/or senior management for Party A and has access to large amount of Party A’s commercial secrets and confidential information.
乙方在甲方担任全球研发负责人职务，该职位系甲方核心业务和/或高级管理职位，能够接触到甲方大量的商业秘密与保密信息。

The commercial secrets and confidential information of Party A are important intangible property of Party A. Party B understands and acknowledges that he/she may access and acquire the Confidential Information (defined below) of Party A while working for Party A.
甲方的商业秘密与保密信息是甲方的重要无形资产，乙方理解并承认，其在甲方工作期间可能接触和了解甲方的保密信息（见下述定义）。
Party B understands and acknowledges that it will materially damage Party A’s economic interests or hurt Party A in business competition if Party B directly or indirectly discloses to a third party (especially the present or potential competitor of Party A) any Confidential Information of Party A.
乙方理解并承认，直接或间接向第三方（特别是甲方现有或潜在的竞争对手）披露甲方的任何保密信息，将会严重损害甲方的经济利益或使甲方处于非常不利的竞争地位。

1.Confidential Information 保密信息

Confidential Information refers to all information obtained by Party B in the course of his/her employment with Party A that belongs or is available to Party A and/or its affiliates except for information generally available to the public. Confidential Information includes any information regarding the business and affairs of Party A or any of its affiliates, including, but is not limited to：
保密信息指乙方在甲方工作期间得知的甲方和/或其关联方所拥有或所知悉的所有信息，但公众已普遍知悉的信息除外。该等保密信息包括任何与甲方或其关联方的业务或事务有关的信息，包括但不限于：

(1)Discoveries, inventions, products, product improvements, processes, methods, techniques, formulas, compositions, compounds, research projects, etc.;
发现、发明、产品、产品改良、工序、方法、技术、配方、组成、复合物、研究项目等；

(2)Business strategies and methods, marketing or promotional policies or activities, business development plans, client information, financial information, personnel information, all forms of research data, and management methods;
商业策略和方法、营销或促销的政策或活动、业务拓展计划、客户信息、财务信息、人员信息、各种类别的研究数据和管理方法；

(3)Any information that the customers and/or business partners of Party A or any of its affiliates consider confidential and in respect of which Party A or any of its affiliates may be subject to confidentiality or non-disclosure obligations；and
甲方或其关联方的客户、商业伙伴认为保密的，并且甲方或其关联方对此承担保密或不披露义务的任何信息，以及

(4)All other information of any nature which may be disclosed or made known to Party B at any time during the course of his/her employment with Party A.
乙方在受雇于甲方的任何时候被告知或得知的任何其他信息。

For the purpose of this Section, Confidential Information will not be deemed to be generally available to the public only because it is known to a few people to whom it might be of commercial interest or because it is contained in broad or generic disclosures to the public. And, a combination/organization of two or more pieces of Confidential Information shall not be deemed generally available to the public only because the pieces are individually available to the public.
为本条之目的，不能仅因为保密信息已被对其拥有商业利益的少数人知悉，或包含在向公众的一般性披露中，即认定其已为公众普遍知悉。并且，不能仅因为保密信息的各个组成部分已为公众普遍知悉，即认定两个或以上的保密信息的组合已为公众普遍知悉。

2.Confidentiality Obligation 保密义务

Party B is obligated to safeguard Confidential Information. Party B undertakes to safeguard Confidential Information, maintain Party A’s business reputation and, undertakes the following:
乙方负有严守保密信息的义务。乙方承诺其将谨慎尽职地保守保密信息，维护甲方的商誉，并履行下列义务：

(1)Party B shall use Confidential Information only for the purposes of fulfilling his/her work duties assigned by Party A;
仅为完成甲方交付工作的目的使用保密信息;

(2)Except for the purpose of fulfilling his/her work duties, Party B shall not disclose Confidential Information to any third party without prior written consent of Party A, unless it is required by PRC laws and regulations;
非为本职工作目的，未经甲方事先书面许可，不得将保密信息披露给任何第三方，除非这是中国法律法规设定的义务；

(3)Except for the purpose of fulfilling his/her work duties, Party B shall not use or permit any third party to use Confidential Information without prior written consent of Party A;
非为本职工作的目的，未经甲方事先书面许可，不得使用或允许任何第三方使用保密信息；

(4)Except for the purpose of fulfilling his/her work duties, Party B shall not duplicate, remake, copy, or distribute Confidential Information or its carrier without prior written consent of Party A; and
非为本职工作的目的，未经甲方事先书面许可，不得复制、再造、复印、分发保密信息或其载体；及

(5)Party B shall inform his/her current and subsequent employers of his/her continuous obligations regarding Confidential Information in accordance with this Agreement.
将乙方根据本协议负有的持续的保密义务告知现雇主和未来的雇主。

3.Protection of Confidential Information 保密信息的保护

Party B acknowledges that upon the termination or end of his/her employment with Party A, or at any time as requested by Party A, Party B shall immediately return to Party A or the relevant affiliate (and shall not keep in his/her possession, reproduce or deliver to anyone else) any and all computers, discs, CDs, electric storage devices, software, photographic records, video and sound records, documents, papers, books, materials, archives, receipts, vehicles, credit cards, correspondence, manuals, records, and/or other property and documents that belong to Party A or its affiliates, as well as any and all copies thereof which are under his or her possession and/or control. Party B hereby agrees that if he/she has stored any Confidential Information in his/her own personal property (such as a personal computer, electric storage device, etc.), he/she shall provide Party A with a copy of such Confidential Information and then permanently delete Confidential Information from his/her personal property. If the copying or the deletion as discussed in this Section is not feasible for any reason, upon the request of Party A, Party B shall transfer the ownership of such personal property to Party A, and Party A shall compensate Party B in an amount equal to the actual value of the property. Upon the termination or ending of Party B's employment with Party A or at any time during such employment as requested by Party A, Party B shall sign and deliver to Party A a written certification confirming his/her compliance with the obligations under this Section.
乙方承诺，在其离职时或在工作中应甲方随时要求，乙方应立即向甲方或相应的关联方归还（并不得继续占有、复制或向他人交付）任何及所有属于甲方或关联方的计算机、磁盘、CD、电子存储设备、软件、图片、影像、录音、文件、证件、帐册、资料、档案、收据、车辆、信用卡、信件、手册、记录、其他所有的财产和文件、以及乙方占有和/或控制的任何和全部上述物件的复制件。乙方同意，如乙方在其个人财产（如个人电脑、电子存储设备等）中存有任何保密信息，乙方应向甲方提供该等保密信息的复制件，并将该等保密信息从乙方的个人财产中永久删除。如本款提及的复制或删除因任何原因而无法实现，应甲方要求，乙方应向甲方转移该个人财产的所有权，甲方应向乙方支付金额等于该个人财产实际价值的补偿金。在乙方离职时或在工作期间内甲方随时要求时，乙方应签署并交付给甲方一份书面证明，证明其已履行本条项下的义务。

4.Continuance of Confidentiality Obligation 保密义务的存续

Party B acknowledges that his/her confidentiality obligations under Article 1, Article 2 and Article 3 of the Appendix One shall apply during the term of the Employment Contract or Internship Contract and shall continue after the Employment Contract has been terminated/ended (for any reason whatsoever) until such information has become public knowledge. If Party B breaches his/her confidentiality obligations, he/she shall compensate Party A for the losses Party A suffers from his/her violation. Party B’s confidentiality obligations shall continue to notwithstanding his/her payment of any damages to Party A in accordance with this Section.
乙方承诺，其在本附件一第1条、第2条和第3条下的保密义务在劳动合同内均将存续，并在劳动合同解除/终止（无论因何种原因而解除/终止）后仍将持续，直至此等信息不再是保密信息（但因乙方的违约行为而导致该等信息成为公众所能普遍获取的信息除外）。乙方违反其保密义务的，应当向甲方赔偿甲方因此受到的损失。乙方根据本条规定赔偿甲方损失的，仍应承担前述保密义务。

5.Liabilities for Breach of Confidentiality Obligation 违反保密义务的责任

If Party B breaches any confidentiality obligation in this Contract, the Employee shall be liable as what follows:
乙方如违反本合同中任何保密义务，应当承担如下违约责任：

(1)Party A is entitled and authorized to require Party B to compensate Party A for losses caused by his/her violation to this Agreement. Party A’s actual losses include but are not limited to all reasonable expenses paid by Party A for the purpose of performing this clause, such as travel and transportation expenses, translation fees, attorneys fees, notarization fees, judicial certification fees, expenses for retaining third parties to conduct relevant investigations, etc. and damages to Party A’s intangible properties such as business reputation. Even where Party B has paid the losses incurred to Party A in accordance with this clause or has compensated Party A for the losses, he/she shall continue to undertake the confidentiality obligations under this Contract.
乙方的违约行为给甲方造成损失的，甲方有权要求乙方赔偿甲方损失，甲方的实际损失包括但不限于甲方为执行本条款所承担的各项合理费用，如差旅费、交通费、翻译费、律师费、诉讼费、公证费、司法鉴定费、委托第三方进行调查的费用等；和给甲方商誉等无形财产造成的损失等。乙方根据本条规定赔偿甲方损失后，仍应继续承担本合同项下的保密义务；

(2)Where Party A’s Confidential Information is publicized due to Party B’s breaches of the Contract, Party B shall compensate Party A the total value of such Confidential Information.
因乙方的违约行为造成甲方的保密信息公开的，乙方应当向甲方赔偿该保密信息的全部价值。

II. Intellectual Property Rights
知识产权权益

6.Assignment of Intellectual Property Rights 知识产权的归属
6.1 During Party B’s employment with Party A and within one (1) year after the termination/expiration of employment relationship, Party B shall promptly and fully disclose to Party A and acknowledge that all right, ownership, and interest in and to any and all developments, inventions, discoveries, designs, improvements, copyrights ,trademarks, service marks, domain names, trade secrets, mask works and similar property rights, whether or not patentable, copyrightable and registrable under patent law, copyright law or similar laws (collectively herein referred to as "Developments") that Party B may solely or jointly conceive, develop, author, reduce to practice or otherwise produce during the term of this Contract or Party B's employment with Party A, shall be owned by Party A and are hereby assigned exclusively to Party A of such Developments and any intellectual property and other property rights (collectively herein referred to as "Intellectual Property Rights")，without additional compensation. For inventions that Party A seeks to obtain patent protection, Party A is entitled and authorized to formulate Inventor Policy for Inventions and shall make it as amended from time to time. Party B agrees to abide by the policy formulated by Party A.

6.1 在乙方劳动关系存续期间及乙方离职后一年内，关于乙方可能独自或与他人联合构想、开发、制作、促成实施或以其它方式产生的所有开发、发明、发现、设计、改进、著作权、商业标志、服务标志、域名、商业秘密、集成电路布局（即掩模作品）以及类似的知识财产权利，不论其在专利法或其他法律下为可专利的或不可专利的、可著作权的或不可著作权的以及可注册或不可注册的（在此统称“开发”），乙方应立即并充分向甲方披露，并确认该等开发及其所有权利、权属和利益为甲方所有。乙方在没有额外补偿的情况下，在此将该等开发的权利和其任何知识产权以及其他相关的权利（在此统称“知识产权”）让渡与甲方独有。对于甲方需要专利保护的发明，甲方有权制定发明奖励政策并令其不时地被修订以鼓励此等开发。乙方同意遵守甲方制定的发明奖励政策。

6.2 Party B waives and quitclaims to Party A any and all claims of any nature whatsoever that Party B now or hereafter may have for infringement, including but not limited to any or all properties (ownerships), application rights, litigation rights and any other rights relating to intellectual properties of such Developments assigned to Party A.
6.2 对于在此让渡于甲方的与前述开发有关的知识产权，乙方放弃目前或将来任何可能的针对甲方的任何性质的侵权请求，包括但不限于任何和全部所有权、申请权、诉讼权以及其他知识产权相关的权益。

6.3 Party B owns any Intellectual Property Rights about which he/she proves all of the following:
6.3 乙方在证明以下所有各项后，可以拥有该等知识产权：

(1)It was developed entirely on Party B's non-working time;
其完全是在乙方非工作时间开发的；

(2)None of Party A's equipment, supplies, facilities, services, or trade secret information were used in its development;
其是乙方未利用甲方的设备、供应、设施、服务或商业秘密信息而开发的；

(3)It does not relate (1) directly to Party A's business or (2) to the actual or demonstrably anticipated business, research or development of Party A; and
其（1）与甲方业务无直接联系，或（2）与甲方实际或可表明其进行的业务、研究或开发无关；以及

(4)It does not result from any work performed by Party B for Party A.
其非由乙方为甲方履行其工作职责所致。

7.Excluded and Licensed Intellectual Property Rights 被排除和被许可的知识产权
7.1 Party B has attached a list (Appendix 1.1) describing all Intellectual Property Rights belonging to Party B, or made by Party B prior to the commencement of Party B's employment with Party A, or those as defined in above item 6.3, which Party B wishes to have excluded from this Contract. Where any Intellectual Property Right belonging to Party B comes up after the execution of this Contract, Party B should notify Party A of such Intellectual Property Right and update the list (Appendix 1.1). If no such list is attached to the Contract, Party B is deemed to represent that there are no such excluded Intellectual Property Rights.,
7.1 乙方附一份清单（附件1.1）列明所有属于乙方的，或由乙方在其与甲方的劳动关系开始之前做出的，以及在前述6.3节中定义的，乙方希望排除在本合同之外的知识产权。如果在本合同签署后出现任何属于乙方的知识产权，乙方有义务在该等知识产权获得后一个月内通知甲方更新该清单（附件1.1）。如无该等清单附于本合同后，则视为乙方表示无该等被排除的知识产权。

7.2 As to any Intellectual Property Rights belonging to Party B created at any time prior to or during the term of this Contract or the employment with Party A but not disclosed as required under Clause 7.1 above, if Party B uses or incorporates such an Intellectual Property Right in any released or unreleased product, service, program, process, machine, development or work in progress of Party A, or if Party B permits Party A or any related entity to use or incorporate such an Intellectual Property Right, Party A is hereby granted and shall have an exclusive, royalty-free, irrevocable, world-wide license to exercise any and all rights with respect to such Intellectual Property rights, including the right to protect, make, have made, use, and sell Intellectual Property Rights without restriction as to the extent of Party B's ownership or interest.
7.2 对于乙方受雇于甲方的期间或之前的任何时间乙方拥有权益但未按上述第7.1条规定向甲方披露的知识产权，如果乙方在甲方发行的或未发行的任何产品、服务、程序、工艺、机器、开发或工作过程中使用或采纳了该等知识产权，或如乙方允许甲方或其关联企业使用或采纳该等知识产权，则甲方在此被授予并拥有独家的、免许可费的、不可撤销的、世界范围内的运用该等知识产权的所有权利，包括不受乙方所有权或权益限制的，保护、制作、使得以制作和销售该知识产权的权利。

8.Applications and Registrations for Patents, Copyrights, Trademarks, Service marks, Domain names & Mask works 专利、版权、商业标志、服务标志、域名和集成电路布局的申请和登记
At any time during the term of this Contract or the employment with Party A and thereafter, Party B shall execute any proper oath or verify any proper document in connection with carrying out the terms of this Intellectual Property Rights.
在本合同期间或乙方受雇于甲方的期间或之后的任何时间，乙方将就本知识产权权益条款的履行签署任何适当的誓约或验证任何适当文件。

If because of Party B's incapacity, or for any other reason, Party A is unable to secure Party B's signature to apply for or pursue any application for or registration of any PRC, U.S., or foreign Intellectual Property Rights covering such Developments owned by Party A as stated above, Party B hereby irrevocably appoints Party A, its duly authorized officers or agents as Party B's agent and attorney, to act in Party B's stead to execute and file any such applications and to do all other lawful acts to further the prosecution, issuance, maintenance or enforcement of PRC, U.S. and foreign applications thereon with the same legal force and effect as if executed by Party B.
如果因为乙方的无能力或任何其他原因，甲方无法获得乙方的签字从而不能申请、或寻求任何涵盖上述甲方拥有的，中国、美国或其他外国的知识产权的申请或登记，乙方在此不可撤销地委任甲方或甲方合法授权的人员和代理人作为乙方的代理人和受托人，代表乙方签署和提交该等申请，以及采取所有其他合法行为进行中国、美国和其他外国知识产权申请的发起、维持或实施，其法律效力有如由乙方亲自进行。

In furtherance of this provision, Party B shall testify at Party A's request and expense in any legal proceeding arising during or after the term of this Contract.
为达到本条款的目的，在本合同期限内或之后产生的任何法律程序中，乙方将应甲方的要求进行作证，并由甲方承担费用。

III. Non-Solicitation
禁止招揽

9.Non-Solicitation Obligation 禁止招揽义务
During the employment relationship between Party A and Party B and within 24 months following the termination or ending of the employment relationship, Party B shall not:
在双方的劳动关系存续期间以及劳动关系解除后的24个月内，乙方不得：

(1)Directly or indirectly, induce or try to induce any other employee of Party A to terminate or end his/her employment with Party A, or directly or indirectly recruit or hire any other employee of Party A, or encourage or participate in such recruitment or hiring. “Any other employee of Party A” referred to in this provision includes any person who has established employment with Party A or is negotiating with Party A with respect to the establishment of a service relationship; or
直接或间接地劝诱或试图劝诱甲方的其他员工乙方解除或终止与甲方的劳动关系，或直接或间接地招募或雇用，或鼓励或参与招募或雇用甲方的任何其他乙方。“甲方的任何其他乙方”在本条中指任何已经与甲方建立劳动关系，或已经或正在与甲方就建立服务关系进行协商的个人；或

(2)Solicit any client of Party A for business not to be conducted with Party A. “Any client of Party A” referred to in this provision includes any third party that has established cooperation with Party A or is negotiating with Party A with respect to the establishment of cooperation.
引诱甲方的任何客户从事与甲方无关的业务。“甲方的任何客户”在本条中包括任何已经与甲方建立合作关系的，或者正在与甲方就建立合作关系进行协商的任何第三方。
10.Liabilities for Breach of Non-Solicitation Obligation 违反禁止招揽义务的责任

In the event that Party B breaches his/her Non-Solicitation Obligation, Party A
如果乙方违反禁止招揽义务，则甲方

(1)May terminate Party B’s employment relationship with Party A for the reason that Party B has committed gross misconduct and Party A shall not be held liable to Party B for the termination; and
可以以严重违纪为由解除与乙方的劳动关系并不因此向乙方承担任何责任；并且

(2)Has the right to require Party B to immediately stop violating his/her Non-Solicitation Obligation.
有权要求乙方立即停止违反禁止招揽义务的行为。

In addition, if Party B causes losses to Party A due to his/her breach, Party A has the right to require Party B to compensate for Party A’s losses. The damages include but is not limited to: (1) all monetary benefits Party B receives as a result of the breach; (2) losses caused to Party A’s operation and business; (3) Party A’s reasonable expenses in investigating Party A’s breach, including, but not limited to, travel and transportation expenses, translation fees, attorneys fees, notarization fees, judicial certification fees, and expenses for retaining third parties to conduct relevant investigations, etc.; and (4) damages to Party A’s intangible properties such as business reputation.
另外，乙方的违约行为给甲方造成损失的，甲方有权要求乙方赔偿甲方损失。乙方应向甲方赔偿的金额包括但不限于：（1）乙方因违约行为所获得的全部收益；（2）给甲方经营和业务造成的损失；（3）甲方因调查其违约行为而支出的合理费用，包括但不限于差旅费、交通费、翻译费、律师费、公证费、司法鉴定费、委托第三方进行调查的费用等；和（4）给甲方商誉等无形财产造成的损失。

The rights and remedies of Party A pursuant to this clause are cumulative, in addition to, and shall not be deemed to exclude, any other right or remedy which Party A may have pursuant to this Contract or the fullest extent of PRC law.
本条款下的甲方的权利和救济是可以累加的。上述权利和救济并不排除甲方基于本合同或在中国法律最大许可范围内的其他权利和救济。

IV. Non-Competition
竞业限制

11.Non-Competition Obligation 竞业限制义务

During Party B’s employment with Party A and within twenty-four (24) months after the termination or ending of his/her employment with Party A for any reason (“Post-Termination Non-Competition Period”), in China or any country or place where Party A carries on business, Party B shall not, directly or indirectly, establish, carry on, participate in, work for, provide support for, advise any entities or individuals that directly or indirectly compete with Party A or its affiliates, whether as a shareholder, director, executive, partner, agent, employee or otherwise, or carry on any activity in compete with the business carried on by Party A or its affiliates in any other way. ("Non-Competition Obligation")
在受雇于甲方期间以及双方劳动关系因任何原因而解除或终止之后的二十四（24）个月（“离职后竞业限制期间”）内，在中国境内或任何甲方开展业务的国家或地区，乙方不得直接地或间接地设立、经营、参与任何与甲方及其关联公司有直接或间接竞争关系的组织，不得直接地或间接地为该等组织服务、提供支持或提供任何建议，不得担任该等组织的股东、董事、执行官、合伙人、代理人、雇员或任何其他职位，亦不得以其他方式直接地或间接地从事任何与甲方或其任何关联公司业务相竞争的业务。（“竞业限制义务”）

12.Non-Competition Compensation 竞业限制补偿金

During the said Post-Termination Non-Competition Period, Party A agrees to pay Party B the non-competition compensation on a monthly basis and deposit it into Party B’s salary account. The amount of monthly compensation for non-competition shall be equivalent to 40% of Party B’s monthly salary by the end of his/her employment relationship with Party A (subject to applicable PRC Individual Income Tax deduction withhold by Party A).
甲方同意，在离职后竞业限制期间内，按月向乙方支付竞业限制补偿金，并存入乙方的工资账户。每月竞业限制补偿金的金额等同于乙方离职前每月税前基本工资的40%（甲方将代扣代缴中国个人所得税）。

If Party A is unable to pay compensation normally or Party B fails to receive the non-competition compensation due to Party B’s reason (for example, Party B cancels his/her payroll account and fails to inform Party A in writing of his/her new valid bank account information), the consequences shall be borne by Party B, which has nothing to do with Party A and shall not exempt Party B from his/her Non-Competition Obligation.
因乙方的原因（例如乙方注销其工资帐户且未书面向甲方告知其新的有效银行账户信息）导致甲方无法正常支付或乙方未能收到竞业限制补偿金的，后果由乙方自行承担，与甲方无涉，且并不因此而免除乙方的竞业限制义务。

If the standard of non-competition compensation stipulated in this Agreement is lower than the minimum standard mandated by applicable laws and regulations, the laws and regulations shall prevail.
若本协议约定的竞业限制补偿金标准低于适用的法规强制规定的最低标准，则以法规的规定为准。

13.Waiver of Non-Competition Obligation 竞业限制义务的免除

Party A may exempt Party B from the Non-Competition Obligation at any time by giving a written notification thirty (30) days in advance to Party B. After Party A exempts Party B from the Non-Competition Obligation, Party A shall accordingly be exempted from the obligation to pay to Party B any non-competition compensation.
甲方可以随时提前三十（30）日书面通知乙方免除其竞业限制义务。在甲方免除乙方的竞业限制义务后，甲方相应地无需再向乙方支付任何竞业限制补偿金。

14.Notification to Third Party 向第三方告知

Party B shall inform his/her potential new employer of the fact that he/she has a Non-Competition Obligation to Party A. In addition, before joining any new employer, Party B shall also inform Party A of the name and business scope of his/her new employer in writing, in order for Party A to judge whether the new employer is competitive with Party A.
乙方应当向其潜在的新雇主告知其对甲方负有竞业限制义务的事实。并且，在乙方加入任何新雇主之前，还应书面向甲方告知其新雇主的名称和业务范围，以由甲方判断该新雇主是否与甲方存在竞争关系。

15.Liabilities for Breach of Non-Competition 违反竞业限制的责任

In the event that Party B breaches his/her Non-Competition Obligation, Party A shall have the right to request Party B to immediately stop such behavior. Party B shall return the non-competition compensation he/she has received from Party A and pay Party A liquidated damages, which shall be ten (10) times of the total pre-tax salaries (including basic salary, bonus and other cash benefits) within twelve (12) months prior to the exit of Party B. If the actual seniority of Party B is less than twelve (12) months, the total pre-tax salaries within 12 months prior to the exit shall be subject to the annual income standard (including basic salary, bonus and other cash benefit) agreed by both Parties. Party B shall continue to perform his/her Non-Competition Obligation after paying the liquidated damages.
如果乙方违反竞业限制义务的，甲方有权要求乙方立即停止违约行为，且乙方应当向甲方返还甲方已支付其的竞业限制补偿金并向甲方支付违约金，违约金按乙方离职前12个月内的税前工资总额（包括基本工资、奖金以及其他现金性福利待遇在内）的10倍执行；乙方实际工作时间不足12个月的，离职前12个月内的税前工资总额按双方约定的年收入标准（包括基本工资、奖金以及其他现金性福利待遇）执行。乙方支付违约金后，仍应继续履行竞业限制义务。

If the losses caused by Party B to Party A due to his/her breach exceed the amount of liquidated damages stipulated in this clause, Party A shall reserve the right to seek further compensation for the losses caused by such breach. The amount of compensation provided by Party B to Party A shall include but not limited to: (1) benefits Party B received as a result of his/her breach; (2) losses caused to Party A’s operation and business; (3) reasonable expenses paid by Party A in investigating Party B’s breach, including but not limited to, travel and transportation expenses, translation fees, attorneys fees, litigation fees, notarization fees, judicial certification fees, and expenses for retaining third parties to conduct relevant investigations, etc.; and (4) damages to Party A’s intangible properties such as business reputation.
如果乙方违约行为给甲方造成的损失超过了本条款约定的违约金金额，甲方有权对由乙方行为造成的损失保留进一步寻求补偿的权利。乙方应向甲方赔偿的金额包括但不限于：（1）乙方因违约行为所获得的全部收益；（2）给甲方经营和业务造成的损失；（3）甲方因调查其违约行为而支出的合理费用，包括但不限于差旅费、交通费、翻译费、律师费、诉讼费、公证费、司法鉴定费、委托第三方进行调查的费用等；和（4）给甲方商誉等无形财产造成的损失。

The rights and remedies of Party A pursuant to this clause are cumulative, in addition to, and shall not be deemed to exclude, any other right or remedy which Party A may have pursuant to this Contract or the fullest extent of PRC law.
本条款下的甲方的权利和救济是可以累加的。上述权利和救济并不排除甲方基于本合同或在中国法律最大许可范围内的其他权利和救济。

Both Parties agree that if Party A fails to pay the non-competition compensation as agreed herein, and still fails to pay such compensation within ten (10) working days upon written request by Party B under the condition that Party B fully performs his/her Non-Competition Obligation, Party B may terminate the Non-Competition Obligation under this clause.
双方同意，在乙方完全履行竞业限制义务的情况下，如甲方未按本合同约定支付竞业限制补偿金且在收到乙方书面要求后十（10）个工作日内仍未支付的，乙方可以解除本条款约定的竞业限制义务。

However, if Party B fails to receive the non-competition compensation provided by Party A due to its own intentional or unintentional action or inaction, Party A shall be deemed to fulfill its obligation under this Agreement, and Party B’s Non-Competition Obligation is not waived.
但是，如果因为乙方自身有意或无意的作为或不作为，导致其没有收到甲方支付的竞业限制补偿金，则认为甲方已经履行了其在本条款项下的支付义务，而乙方的竞业限制义务并未被免除。

APPENDIX TWO:
附件二

SUPPLIMENTARY AGREEMENT
补充约定

Party A: BeiGene (Shanghai) Co., Ltd.
甲方: 百济神州（上海）生物科技有限公司

Party B: WANG LAI
乙方: WANG LAI

Party C: BeiGene (Beijing) Co., Ltd.
丙方: 百济神州（北京）生物科技有限公司

Whereas鉴于：
Party B entered into an open-ended employment contract with Party C since May 9, 2017. In view of Party B's personal and group operational needs, all parties agree that Party B's labor relations will be transferred to Party A. Party A, B and C hereby agree as follows:
乙方原与丙方自2017年5月9日订立无固定期限劳动合同。鉴于乙方个人及集团运营需要，乙方的劳动关系将转移至甲方。甲乙丙三方特约定如下：

1. The open-ended employment contract between Party B and Party C effected from May 9, 2017 will be terminated by agreement on December 31, 2021.
乙方与丙方2017年5月9日生效的无固定期限劳动合同自2021年12月31日协商终止。

2. The new employment contract between Party A and Party B shall enter into effect and binding upon both parties from January 1, 2022.
乙方与甲方的劳动合同自2022年1月1日起生效。

3. Party A agrees to continue Party B’s years of service with Party C.
甲方同意延续乙方在丙方处的全部工龄。

4. This supplementary agreement shall come into effect from the date of signing and execution by all parties and shall expire with the termination of the employment contract between Party A and Party B. This Agreement is made in three copies with equal validity, and each Party shall hold one.
本协议自各方签署盖章之日起生效，并随甲方与乙方的劳动合同终止而失效。本协议一式三份，甲、乙、丙三方各执一份，具有同等效力。

Party A Company Chop 甲方盖章		Party B Signature 乙方签字
/s/BeiGene (Shanghai) Co., Ltd. 百济神州（上海）生物科技有限公司		/s/WANG LAI
Date日期:	2021.12.30	Date日期:	2021.12.30

Party C Company Chop 丙方盖章
/s/BeiGene (Beijing) Co., Ltd. 百济神州（北京）生物科技有限公司
Date日期:	2021.12.30